UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2017

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.  Other Events.

On July 31, 2017, UDR, Inc., a Maryland corporation (the “Company”), entered into an ATM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, each in its capacity as a sales agent, forward seller and/or principal (collectively, the “Agents”), and Bank of America, N.A., Citibank, N.A., Credit Suisse Securities (USA) LLC, JPMorgan Chase Bank, National Association and Morgan Stanley & Co. LLC, each in its capacity as a forward purchaser (collectively, the “Forward Purchasers”), in connection with the commencement of a new at-the-market equity offering program (the “ATM Program”). Pursuant to the terms and conditions of the Sales Agreement, the Company may, from time to time, issue and sell through or to the Agents, as sales agents and/or principals or as forward sellers, as agents for the Forward Purchasers, up to 20,000,000 shares of its common stock, par value $0.01 per share (the “Shares”). Upon entering into the Sales Agreement, the Company simultaneously terminated the ATM Sales Agreement, dated as of April 27, 2017, among the Company and the Agents, which the Company entered into in connection with its prior at-the-market equity offering program.

Sales through the Agents as Sales Agents

Sales of the Shares, if any, under the Sales Agreement through the Agents acting as sales agents, may be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including made by means of ordinary brokers’ transactions on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale or negotiated transactions, or as otherwise agreed with the applicable Agent. The Company or any of the Agents may at any time terminate the Sales Agreement pursuant to its terms, and the Company has no obligation to sell any of the Shares and may at any time suspend offers under the Sales Agreement. The actual sale of Shares under the ATM Program will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Company will pay the Agents an aggregate fee that will not exceed, but may be lower than, 2% of the gross sales price per share for any Shares sold through them acting as sales agents. Under the terms of the Sales Agreement, the Company also may sell Shares (i) to each of the Agents, as principal, pursuant to a separate agreement, for its own respective account, at a price per share to be agreed upon at the time of sale or (ii) in connection with one or more Confirmations (as defined below).

Forward Sales

Under the Sales Agreement, in addition to the issuance and sale of Shares by the Company through the Agents acting as sales agents, the Company also may enter into separate forward sale agreements (each, a “Confirmation” and, collectively, the “Confirmations”) with the Forward Purchasers, the form of which is filed as Exhibit 99.1 hereto. In connection with any particular Confirmation, the relevant Forward Purchasers will, at the Company’s request, borrow from third parties and, through the relevant Agent, acting in its role as forward seller, sell a number of shares of the Company’s common stock equal to the number of shares underlying the particular Confirmation.

The Company will not initially receive any proceeds from any sale of borrowed Shares by a forward seller. The Company currently expects to fully physically settle each forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, subject to certain exceptions, the Company may also elect, in its discretion, to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.

The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-217491), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on April 27, 2017 (the “Shelf Registration Statement”), and a prospectus supplement relating to the Shares that was filed with the SEC on July 31, 2017. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the Sales Agreement is filed as Exhibit 1.1 and the form of Confirmation is filed as Exhibit 99.1 to this Current Report on Form 8-K.  The description of the Sales Agreement and the form of Confirmation does not purport to be complete and is qualified in its entirety by reference to the copies of the Sales Agreement and the form of Confirmation filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
1.1

ATM Sales Agreement, dated July 31, 2017, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, acting as sales agents, forward sellers and/or principals, and Bank of America, N.A., Citibank, N.A., Credit Suisse Securities (USA) LLC, JPMorgan Chase Bank, National Association and Morgan Stanley & Co. LLC, acting as forward purchasers.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
99.1	Form of Confirmation between the Company and each Forward Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

July 31, 2017	By:	/s/ Warren L. Troupe
Warren L. Troupe
Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1

ATM Sales Agreement, dated July 31, 2017, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, acting as sales agents, forward sellers and/or principals, and Bank of America, N.A., Citibank, N.A., Credit Suisse Securities (USA) LLC, JPMorgan Chase Bank, National Association and Morgan Stanley & Co. LLC, acting as forward purchasers.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
99.1	Form of Confirmation between the Company and each Forward Purchaser.